                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC  20549

--------------------------------------------------------------------------------

                                     FORM 8-K/A

                                  AMENDMENT NO. 2

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



                Date of report (Date of earliest event reported)
                       September 11, 1998, (July 1, 1998)

                                THE MACERICH COMPANY
                                --------------------
                 (Exact name of Registrant as Specified in Charter)


Maryland                           1-12504                  94-4448705
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission              (IRS employer
Incorporation)                     file number)             Identification No.)


             401 Wilshire Boulevard, Suite 700, Santa Monica, CA  90401
--------------------------------------------------------------------------------
                      (Address of Principal Executive Offices)

         Registrant's telephone number, including area code (310) 394-6911
                                                            --------------

                                        N/A
--------------------------------------------------------------------------------
           (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A, Amendment No. 2, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K filed by the registrant on July 10, 1998 regarding the acquisition of a regional mall from Westpal, L.L.C.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired - Westside Pavilion

          Independent Auditors' Report                                     F-1

          Statements of Revenues and
          Certain Expenses for the year ended
          December 31, 1997 and the six months
          ended June 30, 1998 (unaudited)                                  F-2

          Notes to Statements of Revenues                                  F-3
          and Certain Expenses

     (b)  Pro Forma Financial Information (unaudited)

          Condensed Combined Statement of Operations for
          the year ended December 31, 1997                                 F-4

          Condensed Combined Statement of Operations for
          the six months ended June 30, 1998                               F-5

          Condensed Combined Balance Sheet as of June 30, 1998             F-6

     (c)  Exhibits

          23.1 Independent Auditors' Consent

                                     SIGNATURES




Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on September 11, 1998.




                              THE MACERICH COMPANY


                              By:  /s/ Thomas E. O'Hern
                              ------------------------------
                                   Thomas E. O'Hern
                                   Senior Vice President and
                                   Chief Financial Officer

INDEPENDENT AUDITORS' REPORT

To the Stockholders of Westpal, L.L.C.:

We have audited the statement of revenues and certain expenses of Westside Pavilion (owned by Westpal, L.L.C.) for the year ended December 31, 1997. This financial statement is the responsibility of Westside Pavilion's management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of The Macerich Company as a result of the acquisition of this property). Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from future operations of the acquired property are excluded, and the statement is not intended to be a complete presentation of the acquired property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Westside Pavilion for the year ended December 31, 1997 in conformity with the basis of accounting described above.



Deloitte & Touche LLP
July 29, 1998
Chicago, Illinois

WESTSIDE PAVILION

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997 AND THE
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                    JUNE 30,   DECEMBER 31,
                                                      1998         1997
                                                  (UNAUDITED)
REVENUES:
  Mimimum rent                                  $  7,171,779   $ 14,312,922
  Operating expenses recoveries                    4,903,537      8,550,113
  Percentage rent                                     32,280         33,102
  Interest income                                    130,019        172,586
  Other income                                        67,722        183,909
                                                ------------   ------------
           Total revenues                         12,305,337     23,252,632

CERTAIN EXPENSES:
  Property operating                               2,893,374      5,729,077
  Real estate taxes                                  953,209      1,896,802
  General and administrative                         416,165        637,738
                                                ------------   ------------
           Total certain expenses                  4,262,748      8,263,617
                                                ------------   ------------

REVENUES IN EXCESS OF CERTAIN EXPENSES          $  8,042,589   $ 14,989,015
                                                ------------   ------------
                                                ------------   ------------

See notes to statements of revenues and certain expenses.

WESTSIDE PAVILION

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
YEAR ENDED DECEMBER 31, 1997 AND THE
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Westside Pavilion, a regional shopping center located in Los Angeles, California, was acquired by The Macerich Company, effective July 1, 1998. The statements of revenues and certain expenses include information related to the operations of Westside Pavilion for the period from January 1, 1997 through December 31, 1997 and January 1, 1998 through June 30, 1998 (unaudited) as recorded by the previous owner, Westpal, L.L.C.

     The accompanying historical financial statement information is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, the statements are not representative of the actual operations for the year ended December 31, 1997 and the six months ended June 30, 1998 (unaudited) as certain expenses, which may not be comparable to the expenses expected to be incurred in the future operations of the acquired property, have been excluded. Expenses excluded consist of interest, management fees, income taxes, and depreciation, and other costs not directly related to the future operations of the acquired property.

     MANAGEMENT'S USE OF ESTIMATES - The preparation of the statements requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RENTAL INCOME - Minimum rents are recognized on an accrual basis as earned, which approximates the straight-line basis.

     PROPERTY OPERATING EXPENSES - Property operating expenses consist primarily of utilities, insurance, repairs and maintenance, security and safety, cleaning, and other administrative expenses.

2.   OPERATING LEASES

     Operating revenue is principally obtained from tenant rentals under noncancelable operating leases. Future minimum rentals under noncancelable operating leases as of December 31, 1997 are approximately as follows:

     1998                                                        $  13,104,600
     1999                                                           12,915,217
     2000                                                           12,331,991
     2001                                                           11,337,586
     2002                                                            9,999,189
     Thereafter                                                     41,062,418
                                                                 -------------

     Total                                                       $ 100,751,001
                                                                 -------------
                                                                 -------------

--------------------------------------------------------------------------------

The following unaudited pro forma statement of operations has been prepared for the year ended December 31, 1997. This statement gives effect to the acquisition of the Westside Pavilion Mall as if the acquisition was completed on January 1, 1997. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned the mall throughout the period presented.



                                THE MACERICH COMPANY
                                UNAUDITED PRO FORMA
                     CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (ALL AMOUNTS IN THOUSANDS)

                                                                 Company results            Pro forma            Pro forma Results
                                                                   for the year            Adjustment-             for the year
                                                                       ended            Westside Pavilion              ended
                                                                   DEC 31, 1997            Acquisition             DEC 31, 1997
                                                                   ------------            -----------             ------------
                                                                        (A)
          Revenues:
               Minimum Rents                                             142,251                   14,313                  156,564
               Percentage Rents                                            9,259                       33                    9,292
               Tenant Recoveries                                          66,499                    8,550                   75,049
               Other                                                       3,205                      356                    3,561
                                                                ------------------------------------------------------------------
                 Total revenues                                          221,214                   23,252                  244,466

          Shopping center expenses                                        70,901                    8,264                   79,165

          REIT general and administrative expenses                         2,759                        0                    2,759

          Depreciation and amortization                                   41,535                    3,197  (B)              44,732

          Interest expense                                                66,407                   11,585  (C)              77,992
                                                                ------------------------------------------------------------------
          Net income (loss) before minority interest,
            unconsolidated joint ventures and extraordinary loss          39,612                      206                   39,818
          Gain on sale of asset                                            1,619                                             1,619
31.88%    Minority interest  (D)                                         (10,567)                     (66)                 (10,633)
          Income (loss) from unconsolidated joint
            ventures and management companies                             (8,063)                                           (8,063)

          Extraordinary loss on early retirement of debt                    (555)                                             (555)
                                                                ------------------------------------------------------------------
          Net income                                                      22,046                      140                   22,186
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------

          BASIC EARNINGS PER SHARE:
          Net income per share before extraordinary items                  $0.86                                             $0.87
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Net income per share                                             $0.85                                             $0.86
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------

          Weighted average number of shares outstanding                   25,891                                            25,891
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------

          DILUTED EARNINGS PER SHARE:
          Net income per share before extraordinary items                  $0.85                                             $0.84
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Net income per share                                             $0.84                                             $0.85
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Weighted average number of shares outstanding                   38,400                                            38,400
                                                                ------------------------------------------------------------------
                                                                ------------------------------------------------------------------


     (A) This information should be read in conjunction with The Macerich Company's (the Company) report on Form 10-K for the year ended December 31, 1997.

     (B) Depreciation on Westside Pavilion is computed on the straight-line method over the estimated useful life of 40 years.

     (C) Interest expense is based on the concurrent placed debt secured by Westside Pavilion at the time of acquisition. The loan amount was $100,000 with an effective interest rate of 6.65%. In addition, $70,500 was borrowed on the Company's line of credit at 7% as of June 30, 1998.

     (D) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company.

The following unaudited pro forma statement of operations has been prepared for the six months ended June 30, 1998. This statement gives effect to the acquisition of the Westside Pavilion Mall as if the acquisition was completed on January 1, 1998. This statement does not purport to be indicative of the results of operations that actually would have resulted if the Registrant had owned the mall throughout the period presented.



                                THE MACERICH COMPANY
                                UNAUDITED PRO FORMA
                     CONDENSED COMBINED STATEMENT OF OPERATIONS
                             (ALL AMOUNTS IN THOUSANDS)



                                                                 Company results           Pro forma             Pro forma Results
                                                               for the six months          Adjustment-          for the six months
                                                                       ended            Westside Pavilion              ended
                                                                  June 30, 1998            Acquisition             June 30, 1998
                                                                  -------------            -----------             -------------
                                                                        (A)
          Revenues:
               Minimum Rents                                              79,629                    7,172                   86,801
               Percentage Rents                                            4,250                       32                    4,282
               Tenant Recoveries                                          36,822                    4,903                   41,725
               Other                                                       1,881                      198                    2,079
                                                                 ------------------------------------------------------------------
                  Total revenues                                         122,582                   12,305                  134,887

          Shopping center expenses                                        38,001                    4,263                   42,264

          REIT general and administrative expenses                         2,177                                             2,177

          Depreciation and amortization                                   23,607                    1,598  (B)              25,205

          Interest expense                                                41,212                    5,793  (C)              47,005
                                                                 ------------------------------------------------------------------

          Net income (loss) before minority interest,
            unconsolidated joint ventures and extraordinary loss          17,585                      651                   18,236
          Gain on sale of asset                                                9                                                 9
23.77%    Minority interest  (D)                                          (6,190)                    (517)                  (6,707)
          Income (loss) from unconsolidated joint
          ventures and management companies                                5,582                                             5,582

          Extraordinary loss on early retirement of debt                     (90)                                              (90)
                                                                 ------------------------------------------------------------------
          Net income                                                      16,896                      134                   17,030
          less dividends to preferred shareholders                         2,706                                             2,706
                                                                 ------------------------------------------------------------------
          Net income available to common shareholders                     14,190                      134                   14,324
                                                                 ------------------------------------------------------------------
                                                                 ------------------------------------------------------------------

          BASIC EARNINGS PER SHARE:
          Net income per share before extraordinary items                  $0.49                                             $0.49
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Net income per share                                             $0.49                                             $0.49
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Weighted average number of shares outstanding                   28,975                                            28,975
                                                                 ------------------------------------------------------------------
                                                                 ------------------------------------------------------------------

          DILUTED EARNINGS PER SHARE:
          Net income per share before extraordinary items                  $0.49                                             $0.50
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Net income per share                                             $0.49                                             $0.50
                                                                 ---------------                                    --------------
                                                                 ---------------                                    --------------
          Weighted average number of shares outstanding                   41,682                                            41,682
                                                                 ------------------------------------------------------------------
                                                                 ------------------------------------------------------------------

     (A) This information should be read in conjunction with The Macerich Company's (the Company) report on Form 10-Q for the quarter ended June 30, 1998.

     (B) Depreciation on Westside Pavilion is computed on the straight-line method over the estimated useful life of 40 years.

     (C) Interest expense is based on the concurrent placed debt secured by Westside Pavilion at the time of acquisition. The loan amount was $100,000 with an effective interest rate of 6.65%. In addition, $70,500 was borrowed on the Company's line of credit at 7% as of June 30, 1998.

     (D) Minority interest represents the ownership interest in the Operating Partnership not owned by the Company.

                                THE MACERICH COMPANY
                                UNAUDITED PRO FORMA
                          CONDENSED COMBINED BALANCE SHEET
                             (ALL AMOUNTS IN THOUSANDS)

                                                                                               Pro forma              Pro forma
                                                                  The Macerich                Adjustment-             Condensed
                                                                     Company                    Westside            Balance Sheet
                                                                   as reported                  Pavilion
                                                                at June 30, 1998              Acquisition         at June 30, 1998
                                                                ----------------              -----------         ----------------
     Gross  property                                                   1,742,436                  170,500                1,912,936

     Total assets                                                      1,957,382                  100,000                2,057,382


     Mortgages and loans                                               1,188,791                  100,000                1,288,791

     Minority interest                                                   161,680                                           161,680

     Preferred stock                                                     250,000                                           250,000
     Common stock                                                            325                                               325
     Additional paid in capital                                          305,934                                           305,934


     Total liabilities and shareholder equity                          1,957,382                  100,000                2,057,382

                       EXHIBIT INDEX

Exhibit
Number         Description                       Page
-------        -----------                       ----
23.1           Independent Auditors' Consent